PULMATRIX
Corporate Overview



PULMATRIX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would,” and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the “Company”), as set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company’s Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including PUR1900, PUR1800, and PUR3100 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates’ safety or efficacy.

PULMATRIX

Our Mission

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system.

Management Team

Deep expertise in respiratory diseases & drug delivery technology across all stages of development



Ted Raad – *CEO & Director*
- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Margaret Wasilewski, MD – *Chief Medical Officer*
- 25 years in pharmaceutical drug development
- Development experience in infectious disease, sepsis, neurology and rare disease
- Trained in Internal Medicine and Infectious Diseases with active board certification in Internal Medicine.



Peter Ludlum – *Interim Chief Financial Officer*
- Currently Senior Director at Danforth Advisors
- Extensive finance and accounting leadership experience with 17 years as a C-level executive in public, private, international, manufacturing, clean tech and life science companies



Jason Perry – *CMC & Pharmaceutical Development*
- 15 years of experience developing pharmaceutical products
- Prior formulation and process development roles at Alkermes advancing oral and inhaled dosage products



Steven Kramer – *Quality*
- 11+ years with Pulmatrix holding numerous roles
- Previously held positions at Alkermes and AMAG Pharmaceutical
- 15+ years experience in quality assurance & control

PULMATRIX

Credentialed Board of Directors

Board of directors with extensive experience in public and private life sciences companies



Michael J. Higgins – *Chairman*
- Entrepreneur-in-residence at Polaris Partners and Board Member of Genocea, Voyager, Kindex, Madauder and Sea Pharmaceuticals
- Former SVP, COO, and CFO at Ironwood



Ted Raad – *CEO & Director*
- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Chris Cabell, MD, MHS, FACC – *Director*
- SVP and Head of Clinical Development at Emergent BioSolutions
- Former Head of R&D at Arena Pharmaceuticals



Todd Bazemore – *Director*
- COO of Kala Pharmaceuticals
- Former EVP and COO of Santhera Pharmaceuticals and EVP and CCO of Dyax Corp.



Anand Varadan – *Director*
- Current Chief Commercial Officer at Chiasma
- Former Chief Commercial Officer of Karyopharm Therapeutics, Inc.



Rick Batycky – *Director*
- CEO of Nocion Therapeutics
- Former Chief Scientific Officer and founder of Civitas Therapeutics

PULMATRIX

PULM (NASDAQ) Investment Highlights

Enabling Technology	• Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics • A scalable platform with applicability across drug classes and dry-powder delivery devices to support pipeline development
Innovative Therapies	• **PUR3100**: PULM announced Ph1 data in Q1 2023 for the inhaled DHE acute migraine treatment with ~$575M U.S. peak net revenue potential[1]. The company submitted an IND application to the FDA to initiate a Ph2 trial of PUR3100 to treat acute migraine. • **PUR1900**: Inhaled anti-fungal program in Asthma patients with Allergic Bronchopulmonary Aspergillosis represents up to a $1.5B U.S. peak net revenue[1]. Product is in 50-50 partnership with Cipla[3] and the company began dosing of a Ph2b potential proof-of-concept clinical trial in Q1 2023 and anticipates top-line data mid-2024. • **PUR1800**: Inhaled kinase inhibitor treatment for acute exacerbations in COPD (AECOPD) represents ~$2.4B in U.S. peak net revenue potential[1]. PUR1800 met Ph1b objectives of safety and pharmacokinetics[2]. Long-term toxicology studies indicate potential for chronic dosing and opportunity to expand into chronic indications such as severe asthma, COPD and IPF.
Strong Financial Position	• Well-capitalized operating plan with cash runway into Q4 2024 and no debt • Universal shelf and ATM in place to opportunistically access capital • Track record of funding operations through both public capital markets and business development

PULMATRIX

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis; net revenues at loss of exclusivity
2. Detailed study results are pending further analysis and being withheld for potential presentation at a relevant medical conference
3. Excludes Cipla Territory ((India, South Africa, Sri Lanka, Nepal, Iran, Yemen, Myanmar and Algeria), where Cipla will bear full cost of development and commercialization. Pulmatrix will earn 2% royalty on Cipla Territory net revenues after successful tech transfer of Cipla territory manufacturing to Cipla.

PUR1900, PUR3100 and PUR1800 are investigational drugs, the safety and efficacy of which have not been established.

iSPERSE Enabled Pipeline

Product Pipeline	Indication	Phase 1	Phase 2	Status
PUR1900 *Anti-fungal* *(Cipla Partnership)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma			**Ph2b (POC) Study** ***Underway***
PUR3100 *DHE*	Acute Migraine			**Ph2 Ready (IND Submitted)** ***Pursuing Partnership to Advance***
PUR1800 *Kinase Inhibitor* *(NSKI)*	Acute Exacerbations in Chronic Obstructive Pulmonary Disease (AECOPD)			**Ph2 Ready** ***Pursuing Partnership to Advance***

- **PUR1900 Potential Opportunities** – ABPA cystic fibrosis, fungal pneumonia, non-small cell lung cancer, lung transplant fungal infections
- **PUR3100 Potential Opportunities** – post traumatic brain injury headache disorder, status migrainosis, cluster headache
- **PUR1800 Potential Opportunities** – IPF, severe asthma, non-small cell lung cancer

PULMATRIX

PUR1900, PUR3100 and PUR1800 are investigational drugs, the safety and efficacy of which have not been established.

iSPERSE

Small Dense and Dispersible
Engineered Dry Powder Proprietary Technology



iSPERSE Platform

Small, dense and dispersible particles designed for highly efficient respiratory delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery


1µm

Large Porous Particle (ARCUS®) | Small Porous Particle (PulmoSphere™) | **iSPERSE**

Small Molecule APIs with Challenging Physical/ Chemical Attributes
Amorphous or Crystalline API

APIs Limited by Predicted Efficacious Dose
Inhaled Antibiotics > 30mg; Small Molecules > 1mg

Control of Pulmonary and Systemic Exposure
Manipulation of PK Through Changes in Solid State

Dry Powder Formulation of Biologics and Macromolecules
Proteins, Peptides and Nucleic Acids for Lung Delivery

PULMATRiX

Sources: D Singh et al., *Br J Clin. Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; Hava, D. L., et al. 2020, *Br J Clin Pharmacol.* 86(4): 723-733

PUR1900

Inhaled Antifungal

Cipla Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

- iSPERSE enables itraconazole delivery to the lung, providing PUR1900 potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment
- PUR1900 has the potential to increase overall antifungal use and shift PUR1900 to first line treatment for ABPA and represents ~$1.5B U.S. peak net revenue opportunity[1]
- Ph2b study is underway and on track for top-line data mid-2024
- Cost sharing of development and commercialization costs with 50-50 share of worldwide free cash flows (profit) from commercialization[2]



PUE1900 is an investigational drug, the safety and efficacy of which has not been established.

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis
2. Excludes Cipla Territory ((India, South Africa, Sri Lanka, Nepal, Iran, Yemen, Myanmar and Algeria), where Cipla will bear full cost of development and commercialization. Pulmatrix will earn 2% royalty on Cipla Territory net revenues after successful tech transfer of Cipla territory manufacturing to Cipla.

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Exaggerated response of the immune system to the fungus *Aspergillus* in approximately 1.5% of adult asthma patients (~300,000 U.S.)[1] and patients with cystic fibrosis

ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis

Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

Healthy Lung


L

Diseased Lung



Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death

PULMATRIX

1 - Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

Significant Unmet Need Exists in ABPA

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility


Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance

- Variable and Poor PK
- Drug to Drug Interactions
- Fatigue

Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRiX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract*., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

PUR1900 Development Plan Builds Upon Clinical Precedent of Oral Itraconazole Improvement of FEV_1 in ABPA

Oral itraconazole outcomes demonstrated in clinical literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Oral Itraconazole Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the PUR1900 Ph2b study design
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- PUR1900 is expected to improve upon the known efficacy, safety and tolerability profile of oral itraconazole given the Ph1 results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRiX

PUR1900 is an investigational drug, the safety and efficacy of which has not been established.

Source: Stevens. *NEJM.* 2000;342(11):757; Wark. *J Allergy Clin Immuno.* 2003;111; 952; Agarwal *Chest* 2018;153(3): 656-664.

PUR1900: Potential to Change the Standard of Care for ABPA

Phase 1/1b study successfully met all endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of PUR1900 administered up to 14 days
~100–400 fold lower plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover PUR1900 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PUR1900 is an investigational drug, the safety and efficacy of which has not been established.
Source: Hava, D. L., et al. (2020). "A phase 1/1b study of PUR1900, an inhaled formulation of itraconazole, in healthy volunteers and asthmatics to study safety, tolerability and pharmacokinetics." *Br J Clin Pharmacol*: 86(4): 723-733

PUR1900: Phase 2b Study Intended to Demonstrate Proof of Concept in Patients with Asthma and ABPA

Patient Profile
Patients (M/F, ages 18–80) with confirmed asthma and ABPA



Placebo (n=6)
Screen
PUR1900 20mg (n=12)
Observation
Open Label Extension
< 4 weeks >
< 8 weeks >
PUR1900 40mg (n=12)
< 16 weeks >



2023
2024
Q1
Q2
Q3
Q4
Q1
Q2
Mid-2024
Q3
Q4

Phase 2b Start (1st Patient Dosed)

Phase 2b Top Line Data Anticipated

Study Design
- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed PUR1900 or placebo for 16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

Endpoints
- FEV_1
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRIX

PUR1900 is an investigational drug, the safety and efficacy of which has not been established.

PUR1900: Up to $1.5B Peak Net Revenue Potential in the U.S.

Anticipated increase of first-line concomitant use with oral steroids drives the revenue forecast

First-line Antifungal Usage May More than Double



30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line



~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics

Xolair Annual Price: **~$40K**

Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Tobi Podhaler Annual Price: **~$40K**

TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

Nucala Annual Price: **~$35K**

Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

Cinqair Annual Price: **~$25K**

Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRiX

PUR1900 is an investigational drug, the safety and efficacy of which has not been established.

Source: Physician Interviews; Payer Interviews; ClearView Analysis. Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR3100

Inhaled Dihydroergotamine (DHE) for Treatment of Acute Migraine

- ~$575M U.S. peak net revenue, **a 1% total Rx share**, is a conservative forecast[1]
- iSPERSE mitigates the manufacturing / device issues resulting in the MAP0004 FDA complete response
- **Ph1 results:** Safe, well tolerated, 5-minute T_{max} and C_{max} within the targeted therapeutic range[2] at all doses tested
- IND application submitted to FDA to Initiate a Phase 2 trial of PUR3100 to treat acute migraine



PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis
2. Therapeutic Window defined as the exposure between the lowest systemic concentration required for efficacy and the concentration above which more than 50% of patients experience nausea. Silberstein, S. D., et al., Headache J Head Face Pain 60, 40–57 (2019).

PUR3100: Acute Treatment of Migraine

Large underserved market

Large Market

>1 billion worldwide

>38 million U.S.

Affects 3x's more women than men

Large Unmet Medical Need

75% of patients not actively treated with Rx's due to poor efficacy

80% of patients on Rx's would try new therapies

High Pharmacoeconomic Burden

$38 billion annual cost – U.S. (healthcare & lost productivity)

~ 150 million lost workdays – U.S.

Acute Treatment

New preventative treatment options do not fully address the ongoing need for acute treatment of migraine

>50% of patients require acute care for breakthrough pain

PULMATRIX

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

Source: Migraine Research Foundation

Migraine – Pulmonary Inhaled DHE Therapy Potential Advantages

What Do Patients Want?

1	2	3	4	5
Fast Acting Pain Relief (15–30 Minutes)	**Effective When Taken at Any Time During a Migraine**	**Long Lasting Relief**	**Ease of Dosing**	**Minimal Impact on Patient's Regular Activities**
Fast onset of action through early T_{max} and sustained target engagement[1,2]	Migraine upon awakening, quick to peak intensity, rescue for breakthrough	24+ hour headache relief through sustained target engagement[1,3]	Inhaled preferred over intranasal, convenient device and administration	Absence of: nausea, lethargy, medication overuse, dysgeusia[4]

Inhaled DHE ✓

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

1. Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." Headache: The Journal of Head and Face Pain 51(4): 507-517.
2. Tepper, S. J., et al. (2011). "MAP0004, Orally Inhaled Dihydroergotamine for Acute Treatment of Migraine: Efficacy of Early and Late Treatments." 86(10): 948-955.
3. Winner, P., et al. (1996). "A double-blind study of subcutaneous dihydroergotamine vs subcutaneous sumatriptan in the treatment of acute migraine." *Arch Neurol* 53(2): 180-184.
4. Saper, J. R., et al. (2006). "DHE in the pharmacotherapy of migraine: potential for a larger role." *Headache* 46 Suppl 4: S212-220.

PULMATRIX

PUR3100 Phase 1 Clinical Study to Evaluate Safety, Tolerability and Pharmacokinetics

Objective to demonstrate safety and comparative bioavailability of PUR3100 (pulmonary inhaled) relative to IV DHE

Randomized Double-blind, Double-dummy Single Dose Study in 24 Healthy Volunteers

Healthy Volunteers

24 subjects

Randomized to dose group

- Inhaled Placebo + 1mg IV DHE (n=6)
- Inhaled PUR3100 500µg + IV Placebo (n=6)
- Inhaled PUR3100 1000 µg + IV Placebo (n=6)
- Inhaled PUR3100 1500 µg + IV Placebo (n=6)

Initial Phase 1 Study

- IV DHE or 1 of 3 doses of PUR3100 with matching placebo
- Assessment of safety, tolerability, and PK after administration of single dose
- PK data from IV DHE allows for preliminary assessment of comparable bioavailability between IV DHE and PUR3100

PULMATRIX

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

PUR3100 Achieved All Phase 1 Study Objectives and Goals Related to the Target Product Profile (TPP)

Objectives & Target Product Profile	Results
Objective: To determine the safety and tolerability of single doses of inhaled PUR3100 in healthy adult subjects	• No vomiting was observed in the PUR3100 dose groups compared to IV DHE. • Lower incidence of nausea in all of the PUR3100 dose groups and than that of IV DHE
Objective: To characterize the systemic pharmacokinetics (PK) of single doses of inhaled PUR3100 in healthy adult subject	• PUR3100 demonstrated C_{max} in the therapeutic window, and similar T_{max} and similar AUC to that of IV DHE
TPP: C_{max} therapeutic window between ~1,000 pg/mL and ~13,500 pg/mL	• All three doses achieved 'therapeutic' exposure levels (>1000 pg/mL)
TPP: T_{max} <15 minutes, optimistically looking for <10 minutes based on animal data comparison and MAP0004 T_{max} of 12 min	• All PUR3100 doses had T_{max} within 5 min after dose
TPP: To explore the comparative PK of inhaled PUR3100 versus IV D.H.E. 45. Overall AUC not to exceed that of IV DHE while maintaining a lower C_{max} for safety.	• Kinetics showed C_{max} in therapeutic window with similar AUC relative to IV DHE and similar T_{max}

PUR3100 is an investigational drug, the safety and efficacy of which has not been established
Data on file.

PULMATRiX

PUR3100 Four Hour Exposure Profile is Similar to IV DHE

Equivalent T_{max} with C_{max} below the range typically associated with elevated nausea risk

- T_{max} is at the first time point (5 min) for all subjects at all PUR3100 doses
- Geometric mean C_{max} at every dose is in the 'therapeutic window[1]'
- The kinetic profile is comparable to that of IV and differs from published data from all other routes of DHE administration, including MAP0004
- PK profile of primary metabolite is also similar to that of IV DHE 45


IV DHE 1.0 mg
PUR3100 0.5 mg
PUR3100 1.0 mg
PUR3100 1.5 mg
Tmax
> 50% Nausea1
'Therapeutic Window1'
'Sub-Therapeutic1'
Plasma DHE (pg/mL)
10^5
10^4
10^3
10^2
0
1
2
3
4
Time (h)

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.
Data on file

1. Therapeutic Window defined as the exposure between the lowest systemic concentration required for efficacy and the concentration above which more than 50% of patients experience nausea. Silberstein, S. D., et al., *Headache J Head Face Pain* **60**, 40–57 (2019).

Published Pain Freedom Data Earlier Than Two Hours

Drug/Route	Class	Dose	Pain Freedom above Placebo (%)				24h Rescue%[8]
			0.5 hour	1 hour	2 hour	24 hour	
Risatriptan Tablet/Wafer[1, 2]	Triptan	5mg	0	7	22	13	60[4]
		10mg	1	9	31	18	55[4]
Sumatriptan Nasal Spray[3]		20mg	-	10	21	-	62[4]
Sumatriptan Tablet[3]		50mg	-	3	17	10	50[4]
		100mg	-	5	21	16	44[4]
MAP0004 Inhaled[6, 7]	DHE	1mg	12[6]	15[6]	28[6]	15[6]	43[7]
Ubrelvy Oral tablet[5]	CGRP	50mg	0	0	7	4	-
		100mg	0	0	9	7	-

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

- Indicates no reliable data available

[1]Ferrari, M. D., et al. (2001). . "Meta-analysis of rizatriptan efficacy in randomized controlled clinical trials." Cephalalgia **21**(2): 129-136

[2]Ferarri demonstrated no difference in efficacy between tablet and wafer.

[3]Derry, C. J., et al. (2014). "Sumatriptan (all routes of administration) for acute migraine attacks in adults - overview of Cochrane reviews." Cochrane Database of Systematic Reviews(5).(moderate to severe pain)

[4]Data taken from product package insert separate from literature data and so may not be fully in agreement (likelihood of rescue needed estimated based on Kaplan-Meier plots)

[5]Dodick, D. W., et al. (2019). "Ubrogepant for the Treatment of Migraine." New England Journal of Medicine **381**(23): 2230-2241.

[6]Aurora, S. K., et al. (2009). "A Randomized, Double Blind, Placebo-Controlled Study of MAP0004 in Adult Patients With Migraine." Headache: The Journal of Head and Face Pain **49**(6): 826-837.

[7]Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." Headache: The Journal of Head and Face Pain **51**(4): 507-517.

[8]Rescue medication defined as addition dose of drug or other rescue agent

PULMATRIX

PUR3100 Kinetics Compared to MAP0004

- T_{max} at 5 min for all PUR3100 doses versus 12 minutes in MAP Phase 1 study[1]
- A higher C_{max} was achieved with PUR3100
- Published third-party studies suggest:
  - Higher and faster exposure may drive faster receptor binding[2]
  - DHE binds slowly but tightly, resulting in longer duration of effect[3]



MAP0004 1 mg
MAP0004 2 mg
PUR3100 0.5 mg
PUR3100 1.0 mg
PUR3100 1.5 mg
T_{max}
T_{max}
> 50% Nausea
'Therapeutic Window'
'Sub-Therapeutic'
DHE pg/mL
15000
1500
150
0.0
0.5
1.0
Time (h)

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

1. Shrewsbury, S. B., et al., *Headache* **48**, 355–67 (2008).
2. Sykes, D. A., et al.,. *Mol Cell Endocrinol* **485**, 9–19 (2019).
3. Kori, S., et al., *The Journal of Headache and Pain* **14**, P75–P75 (2013).

PULMATRIX

PUR3100 Kinetics vs. Marketed DHE Therapies

- T_{max} at 5 min for all PUR3100 doses versus 30 minutes for in INP104[1] and 47 minutes for Migranal[1]
- Higher C_{max} than published intranasal (IN) formulations' C_{max}
- T_{max} and C_{max} data could improve receptor binding kinetics and potentially translate into better treatment effects [2, 3]



Tmax
Tmax
Tmax
> 50% Nausea
'Therapeutic Window'
'Sub-Therapeutic'
15000
1500
150
DHE pg/mL
0.0
0.5
1.0
Time (h)
IN Migranal 2mg
INP104 1.45 mg
PUR3100 0.5 mg
PUR3100 1.0 mg
PUR3100 1.5 mg

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

1. Shrewsbury, S. B., Jet al., *Headache J Head Face Pain* **59**, 394–409 (2019).
2. Hoare, S.. https://www.ncbi.nlm.nih.gov/books/NBK569501/.
3. Kori, S., et al., *The Journal of Headache and Pain* **14**, P75–P75 (2013).

PUR3100: No Vomiting and Less Nausea Than IV DHE

Subject number	Active medication	C_{max} (pg/mL)	Duration of Dose (min)	Time to Nausea after dose (min)			
120	IV D.H.E. 45 1 mg	SNR	4	6	Nausea		chest tightness
109	IV D.H.E. 45 1 mg	112000	3	5	Nausea		suprapubic pain
105	IV D.H.E. 45 1 mg	100000	3	30	Nausea	Vomit	
103	IV D.H.E. 45 1 mg	50800	4	4	Nausea		
123	IV D.H.E. 45 1 mg	49100	4	7	Nausea		
114	IV D.H.E. 45 1 mg	25300	5	12	Nausea	Vomit	
220	IV D.H.E. 45 1 mg	11700	4				
115	PUR3100 1.5 mg	19300	5				
108	PUR3100 1.5 mg	18800	4				
101	PUR3100 1.5 mg	17700	6	37	Nausea		
111	PUR3100 1.5 mg	14500	4				
117	PUR3100 1.5 mg	10500	4				
122	PUR3100 1.5 mg	9090	5	6	Nausea		
116	PUR3100 1.0 mg	12200	4				
107	PUR3100 1.0 mg	10700	4	3	Nausea		
102	PUR3100 1.0 mg	7270	4				
110	PUR3100 1.0 mg	4130	4				
121	PUR3100 1.0 mg	3270	4				
118	PUR3100 1.0 mg	1520	7				
119	PUR3100 0.5 mg	SNR	4	9	Nausea		
106	PUR3100 0.5 mg	5150	5				
104	PUR3100 0.5 mg	4980	4				
112	PUR3100 0.5 mg	3960	5				
124	PUR3100 0.5 mg	3490	3	67	Nausea		GI upset
113	PUR3100 0.5 mg	2680	4				
219	PUR3100 0.5 mg	2370	4				

Nausea Incidence

- Of 16 subjects with C_{max} < 14,500 pg/mL, 3 experienced nausea = 19%
- Of 8 subjects with C_{max} > 14,500 pg/m, 6 experienced nausea = 75%
- Of 10 subjects with C_{max} < 9,000 pg/mL 1 experienced nausea = 10%
- Of 14 subjects with C_{max} > 9,000 pg/mL, 8 experienced nausea = 57%

PULMATRIX

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.
*Duration of Dose = T0 - IVend. Where T0 is the start time of first inhalation and IVend is the end time of the IV administration.
*Time to Nausea after dose = AEonset – T0. Where T0 is the start time of first inhalation and AEonset is the time of Nausea onset.
SNR = sample not received – data excluded from PK analysis

PUR3100 Potential Development Plan Through Phase 2

Phase 2 data will inform the design and likelihood of a single Phase 3 study



Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Phase 2
Ph3 CTM Readiness
Ph2 Study
FPD
TLR

Plan	Phase 2 Study Design
Powered Phase 2 followed by single Phase 3 with single PUR3100 dose	Phase 2 randomized (1:1:1), double-blind, placebo-controlled proof of concept and dose setting study **(N=195)**

PULMATRIX

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.
Phase 2 design: 80% power assuming 35% (PUR3100) vs 15% (placebo) response rate for pain freedom @2hr with 2-sided alpha of 0

PUR3100: $575M Peak Net Revenue Potential at LOE in the U.S.

Physician and Patient Feedback

- **40%** — % of patients on triptan experiencing a suboptimal response
- **44%** — % of patients ranking *"starts to show improvement by 30 minutes"* as the #1 most important product attribute
- **~63%** — % of patients responding that they would prefer PUR3100 over nasal DHE administration
- **40%** — % increase in likelihood that a physician will prescribe after a patient request for PUR3100
- **40%** — % of patients who may proactively request PUR3100

$575M
Peak Net Revenue

Payer Feedback

- **2** — generic treatment failures required
- **8** — per month quantity limit
- **60%** — market access at $880 per month

PULMATRIX

PUR3100 is an investigational drug, the safety and efficacy of which has not been established.

Source: Physician Interviews; Payer Interviews; Patient Research: ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~16 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR1800

Inhaled p38, Syk, Src Kinase Inhibitor with Potential for Treating AECOPD

NSKI Portfolio In-Licensed from Janssen, Including RV1162

RV1162 Reformulated Into iSPERSE Enabled PUR1800

- PUR1800 potentially represents up to ~$2.4B[1] peak net revenue opportunity in the U.S. as an inhaled non-steroidal treatment of AECOPD
- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In a Ph1b clinical study, PUR1800 was safe and well tolerated with no observed adverse events.



PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Limited Efficacy in Standard of Care for AECOPD Moderate-to-Severe Exacerbations

Significant unmet need exists in AECOPD with underlying infection and/or steroid resistance



Noninfectious
20%
Bacterial
36%
Acute Exacerbation in COPD (AECOPD) Etiology
36%
8%
Viral
Bacterial & Viral

AECOPD Incidence and Etiology

- **Steroids are standard of care** for moderate-to-severe acute exacerbations, which occur across all patient severity types
- ~90% of the 18M annual U.S. moderate-to-severe exacerbations are treated in outpatient setting
- **Infectious etiologies cause ~80% of acute exacerbations**
- Purulent sputum indicates management should incorporate antibiotics
- Viral exacerbations tend to last longer than bacterial exacerbations and are most often caused by rhinovirus infection
- **Steroids have limited efficacy in addressing infection induced inflammation**

PULMATRiX

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

Source: Hurst. *N Engl J Med.* 2010; 363:1128; Anzueto. *Am J Med Sci.* 2010;340(4)309; Celli. *Eur Respir J.* 2007;30(2):401; D-C. Man. *ERJ Open Res.* 2015;1(2); Vogelmeier. *Am J Respir Crit Care Med.* 2017; 195(5)557; Pulmatrix Internal Documents; Physician Interviews; ClearView Analysis

Narrow Spectrum Kinase Inhibitors (NSKI)

Block steroid-resistant inflammation and lung remodeling processes


PUR1800
(p38/Src/Syk)
Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K
SHIP1
Inflammatory Mediators
Eosinophil
Neutrophil
Injury
ROS
Cytokine Receptors
Cytokines
Lymphocyte
Growth Factors
Interstitial Macrophage

Three Primary Benefits

1

Treat Steroid-Resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2

Treat Inflammation From Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3

Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol*. 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci*. 2013; 70(17):3199-210

RV1162 (NSKI) Reduces Steroid-Resistant Inflammation in Preclinical Models

RV1162 reduces steroid insensitive, tobacco smoke-induced inflammation and restores steroid efficacy

Additional Preclinical Data

In vitro

- Verified kinase target engagement and inhibition with similar potency across p38, Src and Syk kinases
- Reduces steroid-sensitive cytokine release in human and animal cell lines with broadly similar potency (data has translational utility)

Ex vivo

- Reduces steroid-resistant inflammation in cells from COPD patients
- Reduces viral replication and infection-related inflammation in human cells

In vivo

- Reduces steroid-insensitive inflammation in LPS, ovalbumin and tobacco smoke models
- Restores steroid efficacy

Inhibition of Tobacco Smoke-induced Lung Inflammation


###
###
###
Neutrophils (x 10⁴ Cells/mL)
12
9
6
3
0
***
***
***
***
***
PUR1800, µg/day — — 0.07 0.7 7 — 0.07 0.7
Fluticanasone propionate, µg/day — — — — — 1.8 1.8 1.8
AIR
SMOKE


Therapeutic (Intranasal)
Tobacco
BAL
1
5
11
15
Days

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

Source: Data on File; Pulmatrix Internal Documents; ### Significant difference between each other at p<0.001; *** Significant difference from tobacco smoke control at p<0.001

PULMATRiX

PUR1800 Phase 1b Trial in Stable COPD Preliminary Results

Objectives of safety and pharmacokinetics were completed

Randomized, double-blind, 3-way crossover study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 days of daily dosing, with 28-day crossover and 28-day follow-up

15 Stable COPD Patients

Randomized to 1 of 3 treatment arms

Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

- PUR1800 was safe and tolerable with no related serious adverse events
- Pulmonary function, pharmacokinetic and biomarker data are under evaluation to design a potential Phase 2 study in AECOPD

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV_1) Days 1, 7 and 14
- Systemic pharmacokinetics Days 1, 7 and 14
- Target engagement and pharmacodynamics Days 1, 7 and 14

PULMATRIX

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

PUR1800: $2.4B in U.S. Peak Revenue Potential

Large Addressable AECOPD Burden

- **~16M** COPD patients in the U.S.
- **77%** experience at least one exacerbation annually
- **~18M** moderate-to-severe AECOPD episodes annually in U.S.
- **> 20%** corticosteroid treatment failure rate in moderate-to-severe AECOPD patients
- PUR1800 potentially has efficacy across the spectrum of causes of AECOPD

Prescriber Reported PUR1800 Utilization

Treatment Option	Current Use	Expected Use
PUR1800 (+ oral corticosteroids and/or antibiotics)	**0%**	**~35%**
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

PUR1800 Market Opportunity

Up to **35%** expected use, in addition to standard of care (oral corticosteroids plus/minus antibiotic)

Pricing Potential & Market Access

70% payer market access with minimal use restrictions and launch price of **$650** per incident

PULMATRiX

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

Source: Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

Chronic Toxicology Pathology Results Support Potential Expansion Into Chronic Treatment of Pulmonary Disease (ex. COPD, IPF, Asthma)

Initial Indication	Long-Term Tox Data	New Potential Indications

AECOPD

18M Moderate to Severe

Acute Exacerbations per year in US[1]

- PUR1800 safe and well tolerated in 6-month rat and 9-month dog studies
- No progression of histopathological effects from 28-Day results
- NOAEL at 124 µg/kg/day in rat and 109 µg/kg/day in dog
- May support ≥500 µg chronic dosing

IPF

Rare Disease <100K in US[4]

Severe Asthma

~10M Adults in US[3]

(50% of Adult Asthma)

COPD

~16M Diagnosed & 4th leading cause of death worldwide[2]

PUR1800 is an investigational drug, the safety and efficacy of which has not been established.

1. ClearView Analysis
2. CDC NHIS 2011; BRFSS 2013; Soriano. *Chest*. 2013; 143(3):694;
3. Centers for Disease Control and Prevention. (2020). 2019 National Health Interview Survey data. U.S. Department of Health & Human Services.
4. Fernández Pérez ER, Daniels CE, Schroeder DR, et al. Incidence, prevalence, and clinical course of idiopathic pulmonary fibrosis a population-based study. *Chest* 2010; 137: 129–137.

PULMATRIX

PULMATRIX
Corporate Overview



PULMATRIX

NASDAQ: PULM

Glossary of Terms

505(b)(2)	FDA Regulatory Pathway for Drug Approval
ABPA	Allergic Bronchopulmonary Aspergillosis
AECOPD	Acute Exacerbations in Chronic Obstructive Pulmonary Disease
BAL	Bronchoalveolar Lavage
CGRP	Calcitonin-Gene-Related Peptide
CMC	Chemistry Manufacturing and Controls
COPD	Chronic Obstructive Pulmonary Disease
FeNO	Fractional Exhaled Nitric Oxide
FEV_1	Forced Expiratory Volume in 1 Second
GI	Gastrointestinal
GLP	Good Laboratory Practice
HNV	Healthy Normal Volunteers
ICS	Inhaled Corticosteroid
IDSA	Infectious Disease Society of America
IgE	Immunoglobulin E Antibodies

IgG	Immunoglobulin G Antibodies
IND	Investigational New Drug
IP	Intellectual Property
LPS	Lipopolysaccharide
MAD	Multiple Ascending Dose
MAPK	Mitogen-Activated Protein Kinases
NSKI	Narrow Spectrum Kinase Inhibitor
PD	Pharmacodynamics
PK	Pharmacokinetics
POC	Proof of Concept
POM	Proof of Mechanism
PUR1900	PULMAZOLE
SAD	Single Ascending Dose
SOC	Standard of Care
Sporanox	Oral Itraconazole 200mg
TPP	Target Product Profile

PULMATRIX